Exhibit 8

List of Subsidiaries

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Aaxis Holdings S.a.r.l.	Luxembourg
Bermuda
Aaxis Investments S.a.r.l.	Luxembourg
Bermuda
Abacus Recruitment (Holdings) Limited	England & Wales
Abacus Recruitment Limited	England & Wales
Agami Limited	Jersey
Agency Cover Limited	England & Wales
Akita Security Limited	England & Wales
AsiaMedica Limited	England & Wales
Aspillo Limited	England & Wales
B.B. Holdings Limited	Belize
Barker Personnel Services Limited	England & Wales
Belize Corporate Services Limited	British Virgin Islands
Belize Incorporation Services Limited	British Virgin Islands
Belize Nominees Limited	British Virgin Islands
Belize Registration Services Limited	Belize
Belize Trust Company Limited	Belize
BHI (BVI) Limited	British Virgin Islands
BHI Corporate Services Limited	Turks & Caicos Islands
BHI (Costa Rica) S.A.	Costa Rica
BHI Development Limited	Belize
BHI Rights Sub Limited	Belize
BHI Securities Limited	Belize
BHI Tower Limited	Belize
BHI Treasury Limited	British Virgin Islands
Blackwood Limited	Guernsey
BMS Limited	England & Wales
Bourne Security Limited	England & Wales
CMS Operations New Jersey, Inc.	Delaware, USA
Capitol Consultants Limited	England & Wales
Capitol Group plc	England & Wales
Capitol Group (Gibraltar) Limited	Gibraltar
Capitol Security Services Limited	England & Wales
Carlisle Acquisition Finance Limited	England & Wales
Carlisle Cleaning Services Holdings Limited	England & Wales
Carlisle Cleaning Services Holdings (UK) Plc	England & Wales
Carlisle Cleaning Services Limited	England & Wales
Carlisle Distribution Sector Services Limited	England & Wales

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Carlisle Facilities Group (UK) Plc	England & Wales
Carlisle Facilities Services Limited	England & Wales
Carlisle Finance S.A.	Luxembourg
Carlisle Finance Iceland ltd.	Iceland
Carlisle Group (Gibraltar) Limited	Gibraltar
Carlisle Group plc	England & Wales
Carlisle Holdings (Bermuda) Limited	Bermuda
Carlisle International Capital Hungary Limited Liability Company	Hungary
Carlisle Managed Solutions Limited	England & Wales
Carlisle Management Services, Inc.	Florida, USA
Carlisle Nominees Limited	England & Wales
Carlisle Public Sector Services Limited	England & Wales
Carlisle Securities Limited	Belize
Carlisle Security (Holdings) Limited	Ireland
Carlisle Security Limited	Ireland
Carlisle Security Services Limited	England & Wales
Carlisle Services Limited	Bermuda
Carlisle Staffing Limited	British Virgin Islands
Carlisle Staffing plc	England & Wales
Carlisle Staffing Services Holdings Limited	England & Wales
Carlisle Staffing Services Ireland Limited	Ireland
Carlisle Staffing Services Limited	England & Wales
Carlisle Support Services Limited	England & Wales
Celsian Group Limited	England & Wales
Central American Holdings, Inc.	Belize
Centre Point Associates Limited	England & Wales
Centre Point Group Limited	England & Wales
Clinstaff Limited	England & Wales
Coastal States Industries, Inc.	Florida, USA
Cornhill Associates Limited	England & Wales
Costa Rica Holdings Inc.	Belize
Criswood Limited	Gibraltar
Delta Personnel Limited	England & Wales
Delta Security Limited	Ireland

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Ecosse Northern Securities Limited	Scotland
Employment Screening Services Limited	England & Wales
Enhancement Limited	British Virgin Islands
EPL Overseas Limited	England & Wales
ESCO Exterminating Services Co., Inc.	Delaware, USA
Euromedica Brussels	Belgium
Euromedica Consultants Private Limited	India	50%
Euromedica Executive Search GmbH	Germany
Euromedica International Limited	England & Wales
Euromedica Limited	England & Wales
Euromedica SARL	France
Executives on Assignement Limited	England & Wales
FCI Servicios de Mexico, S.A. de C.V.	Mexico
FCI Servisistema S.A. de C.V.	Mexico
First Call Educational Services Limited	England & Wales
Griffin Personnel Consultants Limited	Ireland
Guard Group Limited	England & Wales
Guard Services Limited	England & Wales
Hewitson-Walker Holdings Limited	England & Wales
Hewitson-Walker Limited	England & Wales
H-W Management Services Limited	England & Wales
Indigo Hewitson-Walker Limited	England & Wales
Indigo Selection Limited	England & Wales
Indigo Selection Holdings PTY Limited	New South Wales, Australia
Indigo Selection PTY Limited	New South Wales, Australia
IRC Eglinton Recruitment Limited	Ireland
Irish Recruitment Consultants Limited	Ireland
Kenard Investments Limited	Gibraltar
Key Services, Inc.	Pennsylvania, USA
Labstaff Limited	England & Wales
Leatare Services Limited	Ireland
LI Commercial Limited	England & Wales
LI Company Limited	Scotland
LI Group Limited	England & Wales
L.I. Holdings (Gibraltar) Limited	Gibraltar

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Maritime & Aviation Security Services Limited	England & Wales
M&M King Limited	Ireland
Maya Holdings Inc.	Belize
Monitoring Services Limited	Ireland
Northtown Limited	British Virgin Islands
OneSource Building Services, Inc.	Illinois, USA
OneSource Energy Services, Inc.	Delaware, USA
OneSource Facility Services, Inc.	Delaware, USA
OneSource Franchise Systems, Inc.	Delaware, USA
OneSource Holdings, Inc.	Delaware, USA		OneSource
OneSource Maintenance, Inc.	Illinois, USA
OneSource Mall Services, Inc.	Delaware, USA
OneSource Management, Inc.	Delaware, USA
OneSource Metal & Marble, Inc.	New York, USA		Sterling Services
OneSource N.Y., Inc.	Delaware, USA
OneSource Painting, Inc.	Delaware, USA		Hudson-Shatz Painting
.	Delaware, USA
OneSource Pest Control, Inc.	Delaware, USA
OneSource Property Holdings, Inc.	Delaware, USA
OneSource Servicios de Mexico, S.A. de C.V.	Mexico
Ohsea Holdings Limited	England and Wales
Oval (1359) Limited	England & Wales
Page Investments Inc.	Belize
Peraworth Limited	England & Wales
Pilkington Contract Cleaning Limited	England & Wales
Platinum Security Services Limited	Ireland
Praxis Executive Taskforce Limited	England & Wales
Private Investment Limited	Belize
Prize Holdings International Limited	British Virgin Islands
Professional Staff Holdings LLC	USA
Professional Staff Limited	England & Wales
P.S. Interim Limited	England & Wales
Quadrant Staffing Services Limited	England & Wales
Rand Services (Bristol) Limited	England & Wales
Rapid Reef Holdings Limited	Gibraltar
RD Recruit Limited	England & Wales
Recruit Event Services Limited	England & Wales

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Recruit Limited	England & Wales
Recruit Retail Services plc	England & Wales
Recruit Retail Solutions Limited	England & Wales
Regent Overseas Investment Limited	British Virgin Islands
Retail Protection Services Limited	England & Wales
Ryedale Associates Limited	England & Wales
Sagis Investments Limited	Belize
Salisbury Consulting Group Limited	England & Wales
Salisbury Drewry Limited	England & Wales
Science Recruitment Group Limited	England & Wales
Scientech Limited	England & Wales
S. Com Computer Systems Engineers, AG Switzerland	USA
S. Com Computer Systems Engineers Limited	England & Wales
S. Com CSE (Cyprus) Limited	Cyprus
S. Com CSE GmbH	Germany
S. Com Inc.	Delaware, USA
S. Com Group Limited	England & Wales
S. Com Limited	England & Wales
S. Com (Malaysia) Sdn Bhd	Malaysia
Seeka Limited	England & Wales
Solo Security Services Limited	England & Wales
Southtown Limited	British Virgin Islands
Spark Recruitment Limited	England & Wales
Specialised Investigation Services Limited	England & Wales	80%
Specialised Risk Management Limited	England & Wales	80%
Specialised Risk Management Holdings Limited	England & Wales	80%
SRG Executive Limited	England & Wales
Stirling Recruitment Group Limited	England & Wales
Stirling Recruitment (Basildon) Limited	England & Wales
Stirling Recruitment (Southampton) Limited	England & Wales
Stirling Recruitment (West Sussex) Limited	England & Wales
Tadham Limited	England & Wales
Tapir Trading Company Limited	British Virgin Islands
Tate Appointments Limited	England & Wales
Tate Services (BVI) Limited	British Virgin Islands

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Telecom Resource Solutions Limited	England & Wales
Tertian Holdings Limited	Gibraltar
The Belize Bank Limited	Belize
The Belize Bank (Turks and Caicos) Limited	Turks & Caicos Islands
The Woolf Group, Inc.	North Carolina, USA
Total Building Maintenance, Inc.	New York, USA
Unicare Community Care Services Limited	England & Wales
Unicare Services Limited	England & Wales
United Holdings Limited	Belize
Westminster Business Limited	British Virgin Islands
Westtown Group Limited	British Virgin Islands